MUNICIPAL PARTNERS FUND INC.


August 10, 1998

To Our Shareholders:

We are pleased to provide this semi-annual report to the shareholders of Municipal Partners Fund Inc. ("Fund") for the six months ended June 30, 1998. During the first half of 1998, bond prices fluctuated as the focus of the market shifted between domestic economic growth and international concerns. Overall, fixed-income prices increased and the Fund achieved a 2.72% return in net asset value during the first six months of 1998 (assuming the reinvestment of monthly dividends in additional shares of the Fund). On June 30, 1998, the Fund had a closing net asset value and market price per share of $14.85 and $13.4375, respectively. During the first six months ended June 30, 1998, the Fund continued to pay common stock shareholders a monthly income dividend of $0.0665 per share.

Early in the year, global investors focused on the turmoil in Asia and flocked to U.S. Treasuries as a safe-haven. Treasury yields fell as demand for these securities increased. In February, the Asian crisis had quieted, and the market shifted its attention to the strong domestic economy. There were concerns that the strong economy and a tight labor market would result in an increase in inflation. Consequently, bonds reversed course and yields rose due to these fears.

Municipal bonds posted positive returns during the first half of 1998, yet failed to keep pace with advances in Treasuries. State and local governments took advantage of relatively low nominal interest rates by issuing more than $146 billion of debt. Municipal new issue volume for the first half of 1998 is 51% higher than the similar period last year. The abundance of new issue supply has caused municipals to be relatively undervalued versus Treasuries. Strong demand from property and casualty insurance companies, corporations and mutual funds helped absorb the supply.

On June 30, 1998, the Fund's long-term holdings consisted of 48 issues throughout 25 different states with an average double-A quality rating. The industry sector weightings are well diversified, with the greatest emphasis in healthcare, housing and industrial development bonds.

We appreciate your continued support of the Fund and encourage you to call 888-777-0102 with any questions or comments.

Cordially,



/s/ William D. Cvengros                                /s/ Heath B. McLendon

William D. Cvengros                                    Heath B. McLendon
Co-Chairman of the Board                               Co-Chairman of the Board



/s/ Marybeth Whyte

Marybeth Whyte
Executive Vice President

MUNICIPAL PARTNERS FUND INC.

Statement of Investments (unaudited)
June 30, 1998


 Principal
  Amount                                                                            Moody's/S&P
  (000)    Long-Term Investments -- 144.1%                                         Credit Rating      Value
--------------------------------------------------------------------------------------------------------------

            Alabama -- 4.0%
  $2,145    Alabama Special Care Facilities Financing Authority Revenue
              (Daughter of Charity-St. Vincents), 5.00% due 11/1/25.............     Aa2/AA+       $ 2,052,486
   1,225    Courtland, AL IDB Solid Waste Disposal Revenue (Champion
              International Corporation Project), Series A, 7.00% due 11/1/22...     Baa1/BBB        1,344,155
                                                                                                   -----------
                                                                                                     3,396,641
   2,000    West Covina, CA COP (Queen of the Valley Hospital), 6.50% due
              due 8/15/14, Pre-Refunded 8/15/04.................................     A2/NR           2,271,240
                                                                                                   -----------
            Colorado -- 3.8%
   3,000    Colorado Health Facilities Authority Hospital Revenue (Rocky Mountain
              Adventist Healthcare Project), 6.625% due 2/1/22..................     Baa2/BBB        3,226,050
                                                                                                   -----------
            Connecticut -- 1.2%
   1,000    Connecticut State Health & Educational Facilities Authority Revenue
              (Windham Community Memorial Hospital), Series C, 6.00% due 7/1/20.     Baa3/BBB-       1,039,890
                                                                                                   -----------
            Georgia -- 4.4%
     315    Fulton County, GA Housing Authority Single-Family Mortgage,
              6.60% due 3/1/28..................................................     NR/AAA            331,291
   1,000    Fulton County, GA School District Refunding GO, 5.25% due 1/1/14....     Aa2/AA          1,046,580
   2,250    Georgia Municipal Electric Authority Power Revenue, Series Z,
              FGIC-Insured, 5.50% due 1/1/20....................................     Aaa/AAA         2,384,932
                                                                                                   -----------
                                                                                                     3,762,803
            Illinois -- 7.5%
   1,165    Illinois Health Facilities Authority Revenue (Highland Park Hospital
              Project), Series A, MBIA-Insured, 5.50% due 10/1/08...............     Aaa/AAA         1,238,092
   1,500    Illinois Health Facilities Authority Revenue Refunding (Lutheran General
              Health System), Series C, 7.00% due 4/1/14........................     A1/A+           1,827,930
   3,000    Illinois State Sales Tax Revenue, Series V, 6.375% due 6/15/20......     Aa2/AAA         3,338,670
                                                                                                   -----------
                                                                                                     6,404,692
   1,000    Kansas State Development Finance Authority Revenue (Sisters of Charity,
              Leavenworth), MBIA-Insured, 5.25% due 12/1/10.....................     Aaa/AAA         1,044,780
                                                                                                   -----------

-------------------------------------------------------------------------------
                 See accompanying notes to financial statements.

MUNICIPAL PARTNERS FUND INC.

June 30, 1998

 Principal
  Amount                                                                            Moody's/S&P
  (000)    Long-Term Investments (continued)                                       Credit Rating      Value
--------------------------------------------------------------------------------------------------------------
            Maine -- 3.2%
            Maine State Housing Authority Mortgage Purchase:
 $ 2,090      Series A-2, 6.65% due 11/15/25....................................     Aa2/AA        $ 2,219,141
     525      Series A-4, 6.375% due 11/15/12...................................     Aa2/AA            550,667
                                                                                                   -----------
                                                                                                     2,769,808
                                                                                                   -----------
            Maryland -- 4.8%
   3,750    Northeast Maryland Waste Disposal Authority, Solid Waste Revenue
              (Montgomery County Resource Recovery, Ogden Martin Systems
              Project A), MBIA-Insured, 6.30% due 7/1/16........................     Aaa/AAA         4,062,300
                                                                                                   -----------
            Massachusetts -- 4.1%
   3,255    Massachusetts State Special Obligation Revenue,
              Series A, 5.50% due 6/1/13........................................     Aa3/AA          3,495,609
                                                                                                   -----------
            Minnesota -- 4.1%
   3,355    Minnesota State Housing Finance Agency Single-Family Mortgage,
              Series H, 6.50% due 1/1/26........................................     Aa2/AA+         3,532,613
                                                                                                   -----------
            Montana -- 2.5%
   2,000    Montana State Board Housing Single-Family Program, Series A-2,
              6.05% due 12/1/12.................................................     Aa2/AA+         2,105,720
                                                                                                   -----------
            Nevada -- 8.6%
   1,350    Clark County, NV Passenger Facility Revenue (Macarran International
              Airport), MBIA-Insured, 5.75% due 7/1/23..........................     Aaa/AAA         1,413,706
            Nevada Housing Division, Single-Family Program, Series B-2:
   4,355      6.40% due 10/1/25.................................................     Aa2/NR          4,571,225
   1,300      6.95% due 10/1/26.................................................     Aa/NR           1,389,479
                                                                                                   -----------

                                                                                                     7,374,410
                                                                                                   -----------

            New Hampshire -- 0.7%
     600    New Hampshire State HFA, Single-Family Residential, Series A,
              6.80% due 7/1/15..................................................     Aa/A+             637,344
                                                                                                   -----------
            New Jersey -- 13.6%
   5,150    New Jersey EDA, PCR (Public Service Electric and Gas Co. Project),
              MBIA-Insured, 6.40% due 5/1/32....................................     Aaa/AAA         5,601,500


-------------------------------------------------------------------------------
                 See accompanying notes to financial statements.

MUNICIPAL PARTNERS FUND INC.

June 30, 1998



 Principal
  Amount                                                                            Moody's/S&P
  (000)    Long-Term Investments (continued)                                       Credit Rating      Value
--------------------------------------------------------------------------------------------------------------

            New Jersey -- 13.6% (concluded)
  $1,000    New Jersey EDA,Revenue Refunding (Trenton Office Complex),
              FSA-Insured, 5.25% due 6/15/12....................................     Aaa/AAA       $ 1,050,580
   4,450    New Jersey EDA, Water Facilities Revenue (New Jersey American Water
              Co., Inc. Project), FGIC-Insured, 6.875% due 11/1/34..............     Aaa/AAA         5,017,464
                                                                                                   -----------
                                                                                                    11,669,544
                                                                                                   -----------
            New York -- 10.4%
            Long Island Power Authority, NY Electric Systems Revenue, Series A:
   1,500      AMBAC-Insured, 5.50% due 12/1/11..................................     Aaa/AAA         1,616,820
   1,500      FSA-Insured, 5.50% due 12/1/12....................................     Aaa/AAA         1,614,795
   1,500    New York State Dormitory Authority Revenue (FHA Hospital New York
              Presbyterian), AMBAC-Insured, 5.50% due 2/1/11....................     Aaa/AAA         1,598,265
     950    Port Authority of New York and New Jersey Construction,
              Ninety-Sixth Series, FGIC-Insured, 6.60% due 10/1/23..............     Aaa/AAA         1,050,025
   2,850    Triborough Bridge & Tunnel Authority, NY General Purpose Revenue,
              Series Y, 5.50% due 1/1/17........................................     Aa3/A+          3,031,374
                                                                                                   -----------
                                                                                                     8,911,279
                                                                                                   -----------
            Ohio -- 11.6%
   2,000    Miami County, OH Hospital Facilities Revenue Refunding & Improvement
              (Upper Valley Medical Center), 6.25% due 5/15/13..................     Baa2/BBB        2,127,860
   7,200    Ohio State Water Development Authority Solid Waste Disposal Revenue
              (Cargill Inc.), 6.30% due 9/1/20..................................     Aa3/AA-         7,817,688
                                                                                                   -----------
                                                                                                     9,945,548
                                                                                                   -----------
            Pennsylvania -- 7.7%
   6,095    Monroeville, PA Hospital Authority Hospital Revenue (Forbes Health
              System), 7.00% due 10/1/13........................................     Baa1/A-         6,598,812
                                                                                                   -----------

            Rhode Island -- 3.9%
   3,115    Rhode Island Housing & Mortgage Finance Corporation, Homeownership
              Opportunity, Series 7B, 6.80% due 10/1/25.........................     Aa2/AA+         3,304,703
                                                                                                   -----------

            South Dakota -- 6.2%
   4,955    South Dakota Housing Development Authority, Homeowner Mortgage,
              Series D, 6.85% due 5/1/26........................................     Aa1/AAA         5,276,579
                                                                                                   -----------

-------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
Page 4

MUNICIPAL PARTNERS FUND INC.

June 30, 1998


 Principal
  Amount                                                                            Moody's/S&P
  (000)    Long-Term Investments (concluded)                                       Credit Rating      Value
--------------------------------------------------------------------------------------------------------------
            Tennessee -- 4.4%
  $3,400    The IDB of Humphreys County, TN (E.I. duPont de Nemours and Company
              Project), 6.70% due 5/1/24........................................     Aa3/AA-       $ 3,751,050
                                                                                                   -----------

            Texas -- 18.9%
   3,130    Bell County, TX Health Facilities Development Corp. Revenue Refunding
              & Improvement (Cook Childrens Hospital), FSA-Insured,
              5.00% due 12/1/17.................................................     Aaa/AAA         3,046,429
   6,000    Lower Neches Valley Authority, TX Industrial Development Corporation
              (Mobil Oil Refining Corporate Project), 6.40% due 3/1/30..........     Aa2/AA          6,550,080
   3,000    Richardson, TX Hospital Authority Hospital Revenue Refunding and
              Improvement (Richardson Medical Center), 6.75% due 12/1/23........     Baa3/BBB-       3,253,530
     320    Texas State Veterans Housing Assistance, 6.80% due 12/1/23..........     Aa2/AA            343,862
   2,750    West Side Calhoun County, TX Navigation District Solid Waste Disposal
              Revenue (Union Carbide Chemicals), 6.40% due 5/1/23...............     Baa2/BBB        2,917,475
                                                                                                   -----------
                                                                                                    16,111,376
                                                                                                   -----------
            Virginia -- 5.2%
   2,000    Giles County, VA IDA Revenue (Hoechst Celanese Project),
              5.95% due 12/1/25.................................................     A2/A+           2,112,780
     805    Richmond, VA Metropolitan Authority Expressway Revenue Refunding,
              FGIC-Insured, 5.25% due 7/15/10...................................     Aaa/AAA           852,181
     500    Richmond, VA Metropolitan Authority Expressway Revenue Refunding,
              FGIC-Insured, 5.25% due 7/15/12...................................     Aaa/AAA           525,395
     955    Virginia State Housing Development Authority, Commonwealth Mortgage,
              Subseries B-5, 6.30% due 1/1/27...................................     Aa1/AA+           991,309
                                                                                                   -----------
                                                                                                     4,481,665
                                                                                                   -----------
            Washington -- 6.2%
   3,500    Washington State GO, Series C, 5.50% due 7/1/16.....................     Aa1/AA+         3,727,640
   1,460    Washington State Housing Finance Commission, Single-Family Mortgage
              Revenue Refunding, 6.15% due 1/1/26...............................     NR/AAA          1,579,344
                                                                                                   -----------
                                                                                                     5,306,984
                                                                                                   -----------
            West Virginia -- 3.2%
   2,445    West Virginia State Water Development Authority, Loan Program II,
              Series A, 7.00% due 11/1/31, Pre-Refunded 11/1/01.................     NR/A-           2,707,329
                                                                                                   -----------
            Total Long-Term Investments (Cost -- $116,111,629)..................                   123,188,769
                                                                                                   -----------

--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.

MUNICIPAL PARTNERS FUND INC.

Statement of Investments (unaudited) (concluded)
June 30, 1998



 Principal
  Amount                                                                            Moody's/S&P
  (000)    Short-Term Investments -- 4.2%                                          Credit Rating      Value
--------------------------------------------------------------------------------------------------------------

            Nevada -- 0.8%
 $   700    Clark County, NV IDR, VRDD, 4.10% due 11/1/21.......................     VMIG 1/A-1+  $    700,000
                                                                                                  ------------
            North Carolina -- 2.2%
     300    North Carolina Medical Care Community Health Care Facilities Revenue
              (The Givens Estates Inc. Project), VRDD, 4.05% due 12/1/26........     VMIG 1/NR         300,000
   1,600    North Carolina Medical Care Community Hospital Revenue (Lexington
              Memorial Hospital Project), VRDD, 4.05% due 4/1/10................     VMIG 1/NR       1,600,000
                                                                                                  ------------
                                                                                                     1,900,000
                                                                                                  ------------
            Virginia -- 1.2%
     700    King George County, VA IDA Exempt Facilities Revenue (Birchwood Power
              Partners Project A), VRDD, 4.15% due 10/1/24......................     NR/A-1+           700,000
     300    Roanoke, VA IDA Hospital Revenue (Carilion Health System Project B),
              VRDD, 4.05% due 7/1/27............................................     VMIG 1/A-1+       300,000
                                                                                                  ------------
                                                                                                     1,000,000
                                                                                                   -----------
            Total Short-Term Investments (Cost -- $3,600,000)....................                     3,600,000
                                                                                                  ------------
            Total Investments-- 148.3%  (Cost -- $119,711,629)...................                   126,788,769
                                                                                                  ------------

            Liabilities in Excess of Other Assets -- (1.5%)......................                    (1,272,445)
                                                                                                  ------------

            Total Net Assets -- 146.8%...........................................                   125,516,324
                                                                                                  ------------
            Par value of 800 shares of preferred stock at $50,000 per share
              (Note 4)--(46.8%).................................................                   (40,000,000)
                                                                                                  ------------
            Net Assets Applicable to Common Stock -- 100%
            (equivalent to $14.85 per share on 5,757,094
              common shares outstanding)........................................                  $ 85,516,324
                                                                                                  ============

-----------------
  See pages 7 and 8 for definition of ratings and certain security descriptions.

--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
Page 6

MUNICIPAL PARTNERS FUND INC.

Bond Ratings (unaudited)

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa - Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   - Bonds  rated  "Aa" are  judged to be of high  quality  by all  standards.
       Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A    - Bonds rated "A" possess many favorable  investment  attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  - Bonds rated "Baa" are considered as medium grade obligations,  i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically
       unreliable  over any great   length   of  time.   Such   bonds   lack
       outstanding   investment characteristics and in fact have speculative
       characteristics as well.

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  - Bonds rated "AAA" have the highest rating assigned by Standard &Poor's.
       Capacity to pay interest and repay principal is extremely strong.

AA   - Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A    - Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB   - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

NR   - Indicates that the bond is not rated by Moody's or Standard & Poor's as indicated.

MUNICIPAL PARTNERS FUND INC.

Short-Term Securities Ratings (unaudited)

SP-1   - Standard & Poor's highest rating indicating very strong or strong capacity to  pay principal and interest; those issues  determined to  possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    - Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 - Moody's highest rating for issues having a demand feature - VRDO.
P-1    - Moody's  highest rating for commercial  paper and for  VRDO prior to the advent of the VMIG 1 rating.


Security Descriptions (unaudited)

ABAG     - Association of Bay Area Governors        GO        - General Obligation Bonds
AIG      - American International Guaranty          HDC       - Housing Development Corporation
AMBAC    - American Municipal Bond Assurance        HFA       - Housing Finance Authority
             Corporation                            IDA       - Industrial Development Authority
BAN      - Bond Anticipation Notes                  IDB       - Industrial Development Board
BIG      - Bond Investors Guaranty                  IDR       - Industrial Development Revenue
CGIC     - Capital Guaranty Insurance Company       INFLOS    - Inverse Floaters
CHFCLI   - California Health Facility               ISD       - Independent School District
             Construction Loan Insurance            LEVRRS    - Leveraged Reverse Rate Securities
CONNIE                                              LOC       - Letter of Credit
  LEE    - College Construction Loan Association    MBIA      - Municipal Bond Investors Assurance
COP      - Certificate of Participation                           Corporation
EDA      - Economic Development Authority           MVRICS    - Municipal Variable Rate Inverse
EDR      - Economic Development Revenue                           Coupon Security
ETM      - Escrowed To Maturity                     PCR       - Pollution Control Revenue
FGIC     - Financial Guaranty Insurance Company     PSFG      - Permanent School Fund Guaranty
FHA      - Federal Housing Administration           RAN       - Revenue Anticipation Notes
FHLMC    - Federal Home Loan Mortgage               RIBS      - Residual Interest Bonds
             Corporation                            RITES     - Residual Interest Tax-Exempt Securities
FLAIRS   - Floating Adjustable Interest Rate        SYCC      - Structured Yield Curve Certificate
             Securities                             TAN       - Tax Anticipation Notes
FNMA     - Federal National Mortgage Association    TECP      - Tax Exempt Commercial Paper
FRTC     - Floating Rate Trust Certificates         TOB       - Tender Option Bonds
FSA      - Financial Security Assurance             TRAN      - Tax and Revenue Anticipation Notes
GIC      - Guaranteed Investment Contract           VA        - Veterans Administration
GNMA     - Government National Mortgage             VRDD      - Variable Rate Daily Demand
             Association                            VRWE      - Variable Rate Wednesday Demand

Page 8

MUNICIPAL PARTNERS FUND INC.


Statement of Assets and Liabilities (unaudited)
June 30, 1998


Assets

Investments, at value (Cost -- $119,711,629).........................................        $126,788,769
Cash ................................................................................              50,180
Interest receivable .................................................................           1,847,075
Receivable for securities sold ......................................................           1,059,770
Prepaid expenses.....................................................................              33,314
                                                                                             ------------
            Total assets.............................................................         129,779,108
                                                                                             ------------

Liabilities
Payable for securities purchased.....................................................           4,124,235
Management fee payable (Note 2)......................................................              61,920
Accrued expenses.....................................................................              76,629
                                                                                             ------------
            Total liabilities........................................................           4,262,784
                                                                                             ------------
            Total net assets.........................................................        $125,516,324
                                                                                             ============

Net Assets
Preferred Stock (Note 4).............................................................        $ 40,000,000
                                                                                             ------------
Common Stock ($0.001 par value, 100,000,000 shares authorized;
  5,757,094 shares outstanding)......................................................               5,757
Additional paid-in capital...........................................................          79,673,514
Undistributed net investment income..................................................             320,530
Accumulated realized loss on investments.............................................         (1,560,617)
Net unrealized appreciation on investments...........................................           7,077,140
                                                                                             ------------
            Net assets applicable to common stock ...................................          85,516,324
                                                                                             ------------

            Total net assets.........................................................        $125,516,324
                                                                                             ============

Net asset value per share of common stock  ($85,516,324 / 5,757,094 shares outstanding)            $14.85
                                                                                                   ======

--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.

MUNICIPAL PARTNERS FUND INC.


Statement of Operations (unaudited)
For the Six Months Ended June 30, 1998


Investment Income

     Income
         Interest (reduced by net premium amortization of $66,264)......................... $3,534,015

     Operating Expenses
         Management fee (Note 2).............................................$373,168
         Auction agent fee...................................................  53,854
         Audit and tax services..............................................  36,140
         Legal...............................................................  19,836
         Printing............................................................  14,666
         Directors' fees and expenses (Note 2)...............................  14,102
         Transfer agent......................................................  10,791
         Custodian...........................................................   9,951
         Listing fee.........................................................   8,018
         Shareholder annual meeting..........................................   4,959
         Amortization of deferred organization expenses (Note 1).............   1,050
         Other...............................................................   9,295
                                                                             --------
          Total operating expenses.........................................................    555,830
                                                                                            ----------
     Net investment income.................................................................  2,978,185
                                                                                            ----------

Net Realized and Unrealized Gain (Loss)
     Net realized gain on investments......................................................    740,265
     Change in net unrealized appreciation on investments..................................   (636,316)
                                                                                            ----------
     Net realized gain and change in net unrealized appreciation on investments............    103,949
                                                                                            ----------
     Net Increase in Net Assets from Operations............................................ $3,082,134
                                                                                            ==========


-------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
Page 10

MUNICIPAL PARTNERS FUND INC.

Statement of Changes in Net Assets


                                                                               For the Six         For the
                                                                              Months Ended        Year Ended
                                                                              June 30, 1998      December 31,
                                                                               (unaudited)            1997
--------------------------------------------------------------------------------------------------------------

Operations
     Net investment income.................................................   $  2,978,185        $  6,128,607
     Net realized gain on investments......................................        740,265             911,206
     Change in net unrealized appreciation on investments..................       (636,316)          4,003,941
                                                                              ------------        ------------
     Net increase in net assets from operations............................      3,082,134          11,043,754
                                                                              ------------        ------------
Dividends
     To common shareholders from net investment income.....................     (2,297,081)         (4,594,161)
     To preferred shareholders from net investment income..................       (754,600)         (1,516,642)
                                                                              ------------        ------------
                                                                                (3,051,681)         (6,110,803)
                                                                              ------------        ------------
     Total increase in net assets..........................................         30,453           4,932,951
Net Assets
     Beginning of period...................................................    125,485,871         120,552,920
                                                                              ------------        ------------
     End of period (includes undistributed net investment income of
          $320,530 and $394,026, respectively).............................   $125,516,324        $125,485,871
                                                                              ============        ============

Statement of Cash Flows (unaudited)
For the Six Months Ended June 30, 1998

Cash Flows from Operating Activities:

     Proceeds from sales of portfolio securities........................................          $ 23,446,777
     Purchases of portfolio securities..................................................           (20,794,289)
     Net purchases of short-term securities.............................................            (2,600,000)
                                                                                                  ------------
                                                                                                        52,488
     Net investment income..............................................................             2,978,185
     Amortization of net premium on investments.........................................                66,264
     Amortization of organization expenses..............................................                 1,050
     Net change in receivables/payables related to operations...........................               (33,023)
                                                                                                   -----------
         Net cash provided by operating activities......................................             3,064,964
                                                                                                   -----------
Cash Flows used by Financing Activities:
     Common stock dividends paid........................................................            (2,297,081)
     Preferred stock dividends paid.....................................................              (754,600)
                                                                                                   -----------
         Net cash used by financing activities..........................................            (3,051,681)
                                                                                                   -----------
Net increase in cash....................................................................                13,283
Cash at beginning of period.............................................................                36,897
                                                                                                   -----------
Cash at end of period...................................................................           $    50,180
                                                                                                   ===========

-------------------------------------------------------------------------------
                 See accompanying notes to financial statements.

MUNICIPAL PARTNERS FUND INC.

Notes to Financial Statements (unaudited)


Note 1.  Significant Accounting Policies

Municipal Partners Fund Inc. ("Fund") was incorporated in Maryland on November 24, 1992 and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

SECURITIES VALUATION. Tax-exempt securities are valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. The Fund amortizes premiums and accretes discounts on securities purchased using the effective interest method.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Long-term capital gains, if any, in excess of loss carryovers (See Note 3) are expected to be distributed annually. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in 5. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

MUNICIPAL PARTNERS FUND INC.

UNAMORTIZED ORGANIZATION EXPENSES. Organization expenses amounting to $89,271 were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations.

CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.


Note 2.  Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with Value Advisors LLC ("Investment Manager"), a subsidiary of PIMCO Advisors L.P. ("PIMCO"), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers. The agreement with the Investment Manager was approved by shareholders at a special meeting held on October 14, 1997, and has been in effect since the closing of the sale of the Investment Manager by Oppenheimer Group Inc. to PIMCO, which occurred on November 4, 1997. The Investment Manager was the transferee of the investment management responsibilities for the Fund which were previously provided by Advantage Advisers, Inc.

The Investment Manager and the Fund entered into an investment advisory and administration agreement with the Salomon Brothers Asset Management Inc ("Investment Adviser"), an indirect wholly-owned subsidiary of Travelers Group Inc. ("Travelers"), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The Investment Adviser has delegated certain administrative services to Mutual Management Corp. ("MMC"), an affiliate of the Investment Adviser, pursuant to a Sub-Administration Agreement between the Investment Adviser and MMC. The investment advisory and administration agreement with the Investment Adviser was most recently approved by shareholders at a special meeting held on January 15, 1998. Approval of such agreement was necessary due to the merger of Salomon Inc, which had been the ultimate parent company of the Investment Adviser, with and into Salomon Smith Barney Holdings Inc., a subsidiary of Travelers, which occurred on November 28, 1997. On such date, Travelers became the ultimate parent company of the Investment Adviser.

MUNICIPAL PARTNERS FUND INC.

The Fund pays the Investment Manager a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets for its services, and the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.36% of the Fund's average weekly net assets for its services. For purposes of calculating the fees, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

At June 30, 1998, the Investment Adviser owned 4,275 shares of the Fund.

The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, $700 for attendance at each board and audit committee meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.


Note 3.  Portfolio Activity

Purchases and sales of investment securities, other than short-term investments for the six months ended June 30, 1998, aggregated $24,918,524 and $24,506,547, respectively. At December 31, 1997, the Fund had a net capital loss carryover of approximately $2,300,000 of which $1,544,000 will be available through December 31, 2002, $704,000 will be available through December 31, 2003 and $52,000 will be available through December 31, 2004 to offset future capital gains to the extent provided by federal income tax regulations. In addition, as permitted under Federal income tax regulations, the Fund has elected to defer $1,240 of Post-October net capital losses to the next taxable year.

The federal income tax cost basis of the Fund's investments at June 30, 1998 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $7,108,012 and $30,872, respectively, resulting in net unrealized appreciation for federal income tax purposes of $7,077,140.


Note 4.  Preferred Stock

On April 2, 1993, the Fund closed its public offering of 800 shares of $0.001 par value Auction Rate Preferred Stock ("Preferred Shares") at an offering price of $50,000 per share. The Preferred Shares have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and, subject to certain restrictions, are redeemable in whole or in part.

MUNICIPAL PARTNERS FUND INC.

Dividend rates generally reset every 28 days and are determined by auction procedures. The dividend rates on the Preferred Shares during the six months ended June 30, 1998 ranged from 3.67% to 3.85%. The weighted average dividend rate for the six months ended June 30, 1998 was 3.752%. The Board of Directors designated the dividend period commencing April 21, 1998 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on April 20, 1998 remained in effect through July 20, 1998. The dividend rate for this Special Rate Period was 3.85%. The Board of Directors designated the dividend period commencing July 21, 1998 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on July 20, 1998 remains in effect through October 19, 1998 when the regular auction procedure resumes, subject to the Fund's ability to designate any subsequent dividend period as a Special Rate Period. The dividend rate for this Special Rate Period is 3.67%.

The Fund is subject to certain restrictions relating to the Preferred Shares. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%. The Preferred Shares are also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Shares.


Note 5.  Concentration of Credit Risk

Since the Fund invests a portion of its assets in issuers located in a single state, it may be affected by economic and political developments in a specific state or region. Certain debt obligations held by the Fund are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.


Note 6.  Common Stock Dividends Subsequent to June 30, 1998

On July 1 and August 3, 1998, the Board of Directors of the Fund declared a common share dividend from net investment income, each in the amount of $0.0665 per share, payable on July 31 and August 28, 1998 to shareholders of record on July 21 and August 18, 1998, respectively.

MUNICIPAL PARTNERS FUND INC.

Notes to Financial Statements (unaudited) (concluded)


Note 7.  Bylaw Amendment

The Board of Directors of the Fund recently reviewed and approved various amendments to the Fund's bylaws. For example, the bylaws provisions relating to timely notice for proposals to be brought before an annual meeting of stockholders (other than a proposal under Rule 14a-8 of the Securities Exchange Act of 1934 to be included in the Fund's proxy statement) have been amended. As amended, a stockholder's notice must be delivered to the Fund not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. An exception applies in the event the date of the annual meeting is substantially advanced or delayed from the anniversary date. The Board believes that the amended timely notice provisions will provide greater certainty to stockholders because previously, timely notice keyed off the date of the current year's meeting or the date public disclosure of the current year's meeting is made. In addition, the provisions provide that any business to be brought before a special meeting of stockholders must be specified in the notice of meeting or otherwise properly brought before the meeting by or at the direction of the Board of Directors. Finally, upon recommendation of the Fund's Maryland counsel, other changes to certain bylaw provisions were made to conform to the bylaw provisions of more recently organized Maryland companies.

MUNICIPAL PARTNERS FUND INC.

Financial Highlights

Data for a share of common stock outstanding throughout each period:


                                                   1998(1)    1997       1996      1995      1994     1993(2)
-------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period...           $ 14.85   $ 13.99    $ 14.19   $ 11.55   $ 14.59   $ 14.10
                                                 --------   -------    -------   -------   -------   -------
Net investment income..................              0.52      1.06       1.08      1.10      1.10      0.87
Net realized gain (loss) and change in net
   unrealized appreciation (depreciation) on
   investments.........................              0.02      0.86      (0.24)     2.63     (3.04)     0.73
                                                 --------   -------    -------   -------   -------   -------
Total from investment operations.......              0.54      1.92       0.84      3.73     (1.94)     1.60
                                                 --------   -------    -------   -------   -------   -------
Less distributions
   Dividends to common shareholders from
     net investment income.............             (0.40)    (0.80)     (0.79)    (0.80)    (0.89)    (0.71)
   Dividends to preferred shareholders from
     net investment income.............             (0.14)    (0.26)     (0.25)    (0.29)    (0.21)    (0.14)
                                                 --------   -------    -------   -------   -------   -------
Total distributions....................             (0.54)    (1.06)     (1.04)    (1.09)    (1.10)    (0.85)
                                                 --------   -------    -------   -------   -------   -------
Offering costs on issuance of common and
   preferred shares....................              --         --         --        --        --      (0.26)
                                                 --------   -------    -------   -------   -------   -------
Net asset value, end of period.........          $  14.85   $ 14.85    $ 13.99   $ 14.19   $ 11.55   $ 14.59
                                                 ========   =======    =======   =======   =======   =======
Per share market value, end of period..          $13.4375   $ 13.50    $ 11.75   $11.625   $ 9.875   $ 13.75
                                                 ========   =======    =======   =======   =======   =======
Total investment return based on market
   price per share (3).................             2.53%++  22.31%      7.99%    26.18%   (22.57%)    2.31%#
Ratios to average net assets of common
shareholders (4):
   Operating expenses..................             1.31%+    1.34%      1.40%     1.43%     1.49%     1.30%+
   Net investment income...............             7.04%+    7.47%      7.84%     8.41%     8.67%     6.57%+
Net assets of common shareholders,
   end of period (000).................           $85,516   $85,486    $80,553   $81,698   $66,469   $84,009
Preferred stock outstanding,
   end of period (000).................           $40,000   $40,000    $40,000   $40,000   $40,000   $40,000
Portfolio turnover rate................               20%       27%        27%       35%       17%      100%

-------------------------------------------------------------------------------
(1) For the six months ended June 30, 1998 (unaudited).
(2) For the period from commencement of investment operations on January 29, 1993 through December 31, 1993.
(3) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
(4) Ratios calculated on the basis of income and expenses relative to the average net assets of common shares, and excludes the effect of dividend payments to preferred shareholders.
 # Return calculated based on beginning of period price of $14.10 (initial offering price of $15.00 less underwriting discount of $.90) and end of period market value of $13.75 per share. This calculation is not annualized.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

                                                                        Page 17

MUNICIPAL PARTNERS FUND INC.


Selected Quarterly Financial Information (unaudited)


Summary of quarterly results of operations:

                                                                                        Net Realized Gain
                                                                                         (Loss) &Change
                                                                                        in Net Unrealized
                                                                  Net Investment          Appreciation
                                                                      Income             (Depreciation)
                                                                 -----------------     -------------------
Quarter Ended*                                                   Total   Per Share     Total     Per Share
----------------------------------------------------------------------------------------------------------
March 31, 1996...............................................    $1,561    $0.27      $(3,781)    $(0.65)

June 30, 1996................................................     1,551     0.27         (424)     (0.08)

September 30, 1996...........................................     1,546     0.27        1,656       0.29

December 31, 1996............................................     1,551     0.27        1,204       0.20

March 31, 1997...............................................     1,544     0.27       (1,587)     (0.27)

June 30, 1997................................................     1,535     0.27        2,442       0.42

September 30, 1997...........................................     1,531     0.26        2,071       0.36

December 31, 1997............................................     1,519     0.26        1,989       0.35

March 31, 1998...............................................     1,515     0.26         (198)     (0.03)

June 30, 1998................................................     1,463     0.26          302       0.05

-------------------------------------------------------------------------------
*Totals expressed in thousands of dollars except per share amounts.

MUNICIPAL PARTNERS FUND INC.


Other Information (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by State Street Bank and Trust Company ("Plan Agent") in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive dividends and distributions in cash. Investors who own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a dividend on the Common Stock or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

Other Information (unaudited) (concluded)

In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, who hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the holders as representing the total amount registered in such holders' names and held for the account of beneficial owners that have not elected to receive distributions in cash.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and voluntary cash payments made by the participant. The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant's shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days' written notice to participants in the Plan.

All correspondence concerning the Plan should be directed to the Plan Agent, P.O. Box 8209, Boston, Massachusetts 02266-8209.

MUNICIPAL PARTNERS FUND INC.

Additional Shareholder Information (unaudited)

On January 15, 1998, a Special Meeting of the Fund's stockholders was held for the purpose of voting on the following matters:

   1. The approval of a new investment advisory and administration agreement among Value Advisors LLC, Salomon Brothers Asset Management Inc and the Fund;

   2. The election of William D. Cvengros as a Director of the Fund.

   The results of the vote on Proposal 1 were as follows:


                      % of Shares                        % of Shares          Votes         % of Shares
     Votes For           Voted        Votes Against         Voted           Abstained        Abstained
--------------------------------------------------------------------------------------------------------

  4,949,621.196         97.3%         36,533.347            0.7%           99,281.649          2.0%
--------------------------------------------------------------------------------------------------------

   The results of the vote on Proposal 2 were as follows:


                                                         % of Shares          Votes         % of Shares
Name of Director                        Votes For           Voted            Against           Voted
--------------------------------------------------------------------------------------------------------

William D. Cvengros                   4,991,733.369         98.2%          93,702.823          1.8%
--------------------------------------------------------------------------------------------------------


                                 ---------------



On April 7, 1998, the Annual Meeting of the Fund's Stockholders was held for the purpose of voting on the following matters:

   1. The election of Heath B. McLendon and Dr. Riordan Roett as Directors of the Fund; and

   2. The ratification of the selection of Pricewaterhouse Coopers LLP as the Fund's independent auditors for the fiscal year ending December 31, 1998.

   The results of the vote on Proposal 1 were as follows:

                                                                            Preferred
                                        Preferred        % of Shares          Votes        % of Shares
 Name of Directors                      Votes For           Voted            Against          Voted
------------------------------------------------------------------------------------------------------

 Heath B. McLendon                         708             100.0%               0              0.0%
 Dr. Riordan Roett                         708             100.0%               0              0.0%
------------------------------------------------------------------------------------------------------

      The results of the vote on Proposal 2 were as follows:


                      % of Shares                        % of Shares          Votes         % of Shares
     Votes For           Voted        Votes Against         Voted           Abstained        Abstained
--------------------------------------------------------------------------------------------------------

   4,906,402.552         98.9%         13,260.782           0.2%           40,939.285          0.8%
--------------------------------------------------------------------------------------------------------

                                                                        Page 21

MUNICIPAL PARTNERS FUND INC.


Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated
WILLIAM D. CVENGROS
      Co-Chairman of the Board;
      Chief Executive Officer and
      President of Value Advisors LLC and
      Chief Executive Officer and
      President of PIMCO Advisors L.P.
HEATH B. MCLENDON
      Co-Chairman of the Board;
      Managing Director, Smith Barney Inc.
      President and Director, Mutual
      Management Corp. and Travelers
      Investment Adviser, Inc.,
      Chairman, Smith Barney Strategy
      Advisors Inc.
RIORDAN ROETT
      Professor and Director, Latin American
      Studies Program, Paul H. Nitze
      School of Advanced International Studies,
      Johns Hopkins University
ROBERT L. ROSEN
      General Partner,
      R.L.R. Partners

Officers
WILLIAM D. CVENGROS
      Co-Chairman of the Board
HEATH B. MCLENDON
      Co-Chairman of the Board
STEPHEN J. TREADWAY
      President
LEWIS E. DAIDONE
      Executive Vice President and Treasurer
NEWTON B. SCHOTT
      Executive Vice President
MARYBETH WHYTE
      Executive Vice President
ALAN M. MANDEL
      Controller
ANTHONY PACE
      Assistant Controller
NOEL B. DAUGHERTY
      Secretary


Municipal Partners Fund Inc.

      7 World Trade Center
      New York, New York  10048
      Telephone 1-888-777-0102

INVESTMENT ADVISER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

INVESTMENT MANAGER
      Value Advisors LLC
      800 Newport Center Drive
      Suite 100
      Newport Beach, California 92660

AUCTION AGENT
      Bankers Trust Company
      4 Albany Street
      New York, New York  10006

CUSTODIAN
      PNC Bank N.A.
      200 Stevens Drive
      Lester, PA 19113

DIVIDEND DISBURSING AND TRANSFER AGENT
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017

NEW YORK STOCK EXCHANGE SYMBOL
      MNP

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                 Municipal Partners
                 Fund Inc.


                 Semi-Annual Report
                 JUNE 30, 1998



State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200


                                              BULK RATE
                                            U.S. POSTAGE
                                                PAID
                                          S. HACKENSACK, NJ
                                           PERMIT No. 750